                                                                  EX-99.906 Cert
                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT 0F 2002


Paul J. Jasinski, President and Chief Executive Officer of Merrimac Funds (the "Registrant"), certifies to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Paul J. Jasinski
Paul J. Jasinski
President and Chief Executive Officer


Date: August 15, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                                       Additional EX-99.906 Cert

                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT 0F 2002


John F. Pyne, Treasurer and Principal Financial Officer of Merrimac Funds (the "Registrant"), certifies to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ John F. Pyne
John F. Pyne
Treasurer and Principal Financial Officer


Date: August 15, 2003




A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.